UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PUSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 20, 2008
DIAMONDHEAD CASINO CORPORATION
DELAWARE
COMMISSION FILE NUMBER: 0-17529
IRS EMPLOYER IDENTIFICATION NO. 59-2935476
1301 Seminole Boulevard, Suite 142
Largo, Florida 33770
(727) 674-0055
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a- 12 under the Securities Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On March 20, 2008, the Company borrowed $205,000 from two Directors of the Company to meet its short term liquidity needs pursuant to the terms of two promissory notes. The first promissory note provides for the repayment of $150,000 to the Vice-President of the Company, who is also a Director of the Company. The second promissory note provides for the repayment of $55,000 to a Director of the Company. Both loans are due and payable on or before May 1, 2009 and provide for interest at the rate of 9% per annum. Both loans are unsecured.

Item 9.01	Financial Statements and Exhibits.
d) Exhibits
Exhibit 99.1      Promissory Note issued by Diamondhead Casino Corporation to Gregory Harrison.
Exhibit 99.2      Promissory Note issued by Diamondhead Casino Corporation to Benjamin Harrell.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD CASINO CORPORATION
	By:	/s/ Deborah A. Vitale
Deborah A. Vitale
Dated: March 21, 2008		President and Chairman of the Board